SECURITIES AND EXCHANGE COMMISSION
            Washington, D.C. 20549


                     FORM 8-K
                  CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 5, 2007


             SCIENTIFIC INDUSTRIES, INC.
_________________________________________________
(Exact name of registrant as specified in its charter)

Delaware           000-6658         04-2217279
___________        ____________     _____________
(State or other   (Commission       (IRS Employer No.)
jurisdiction of    File Number)
incorporation)

                  70 Orville Drive
              Bohemia, New York 11716
_____________________________________________
   (Address of principal executive offices)


                   (631) 567-4700
__________________________________________________
Registrant's telephone number, including area code


                   Not Applicable
__________________________________________________
(Former name or former address,
if changed since last report)


ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 5, 2007, Registrant and the lessor of Regitrant's facility in Bohemia, New York agreed to an amendment of the lease. The amendment provides for a five year extension of the expiration date from January 31, 2010 to January 31, 2015 at an annual rent for each year of the extension period which is 4% higher than the annual rent for the prior year. Accordingly, the rent for the 12 months ending January 31, 2011 (the first 12 months of the extension) will be $205,310.16, which will eventually increase to $240,183.84 for the 12 months ending January 31, 2015. The amendment also provides for the lessor to repair at its cost the heat and air-conditioning units currently serving the facility's warehouse area.


ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(a) and (b) not applicable

(c) Exhibits


Exhibit No.       Exhibit
___________       _______
10A-1             Copy of Second Amendment to Lease dated
                  November 5, 2007 for the Bohemia, New York facility.





                              SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SCIENTIFIC INDUSTRIES, INC.
                                        (Registrant)


Date:	November 8, 2007
                                        By: /s/ Helena R. Santos
                                        ________________________
                                        Helena R. Santos
                                        President and Chief Executive
                                        Officer